OvaXon Joint Venture	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Equity Method Investments and Joint Ventures [Abstract]
OvaXon Joint Venture
OvaXon joint venture
In December 2013, we entered into a joint venture with Intrexon to leverage Intrexon’s synthetic biology technology platform and our technology relating to EggPC cells to focus on developing significant improvements in human and animal health. We and Intrexon formed OvaXon, LLC (“OvaXon”) to conduct the joint venture. Each party contributed $1.5 million of cash to OvaXon, each party has a 50% equity interest and all costs and profits will be split accordingly. Each party will also have 50% control over OvaXon and any disputes between us and Intrexon will be resolved through arbitration, if necessary.
Starting in August 2017, Intrexon continued bovine EggPC work for us under the OvaTure Collaboration rather than under the OvaXon joint venture (the "August 2017 Amendment"). We are in discussions with Intrexon regarding the future of the OvaXon joint venture.
OvaXon no longer qualifies as a variable interest entity as a result of the August 2017 Amendment, and our future losses associated with OvaXon are now limited. We and Intrexon have equal ability to direct the activities of OvaXon through JSC and IPC membership and 50% voting rights and therefore ability to exert significant influence over OvaXon. As we have the ability to exert significant influence over OvaXon, in accordance with ASC 323, Equity Method and Joint Ventures, we will continue to account for OvaXon under the equity method and not consolidate its financial results with ours.
We recorded losses from equity method investments related to OvaXon of a de minimis amount for the three and six months ended June 30, 2018, respectively. We recorded losses from equity method investments related to OvaXon of $0.5 million and $0.9 million for the three and six months ended June 30, 2017, respectively. As of June 30, 2018 and December 31, 2017, our investment in OvaXon was approximately $0.1 million

Collaborative Access Agreement with IVF Japan Group
On October 25, 2017, we executed a collaborative access agreement (the "Agreement") with the IVF Japan Group, under which we provided the IVF Japan Group with an exclusive license only in Japan to offer AUGMENT. The Agreement has an initial term of 1 year (the "Initial Term"). The Agreement terminates (i) at the end of the Initial Term unless there is mutual consent by both parties and the Agreement is extended or (ii) in the event of a material breach that is not cured within 30 days. During the Initial Term, IVF Japan Group will pay us a fixed amount of $1,000 per AUGMENT cycle and will reimburse us for all lab operations and personnel costs, which we anticipate to be approximately $0.2 million for the Initial Term, and are payable in nonrefundable quarterly installments on the first day of each quarter. The IVF Japan Group is also responsible to reimburse us for the cost of materials for AUGMENT for all cycles in excess of 100 which are estimated at $2,000 per cycle. We will retain the worldwide commercialization rights for AUGMENT outside of Japan and will continue ongoing activities related to AUGMENT in North America.

For the period ending December 31, 2017, we recorded revenue of approximately $63,400 comprised of $8,400 in fees for AUGMENT cycles performed and reimbursements of $55,000 related to lab operations and personnel costs. We recorded these fees as revenue within our consolidated statement of operation and comprehensive loss for the period ending December 31, 2017 in accordance with the ASC 605-45 Principal Agent Considerations as we have determined we are the primary obligor in the arrangement.

The Agreement states the IVF Japan Group has guaranteed a minimum of 50 AUGMENT cycles during the Initial Term and we are recognizing $50,000 of guaranteed AUGMENT fees on a straight-line basis over the Initial Term as that is the manner in which services will be provided. We recognize the quarterly nonrefundable reimbursement of personnel related costs of $55,000 as revenue at the time of invoicing as we have no further performance obligations.
Exclusive License Agreement with Massachusetts General Hospital
We acquired an exclusive, royalty-bearing, worldwide license pursuant to a license agreement, as amended, with Massachusetts General Hospital, or MGH and The President and Fellows of Harvard College, or Harvard to make, use and sell products covered by the licensed patent rights. These rights include the technology used as part of AUGMENT and our other fertility treatments.
Under the agreement, as amended, we agreed to pay MGH upfront license fees and reimbursed patent related fees and costs incurred by MGH and Harvard totaling approximately $0.4 million in the aggregate. We also agreed to pay MGH annual license fees, annual maintenance fees, milestone payments, royalties as a percentage of net sales and a percentage of sublicense income that we receive. Annual license fees are creditable against royalties. Annual maintenance fees are due beginning in the third year of the agreement and are not creditable against royalties. Milestone payments of up to an aggregate of approximately $10.7 million are triggered upon the achievement of specified developmental and commercialization milestones and are not creditable against royalties. The royalty rate is in the low single digits as a percentage of net sales. Net sales do not include amounts billed to patients by clinics and medical practices that use licensed products or perform licensed services for such patients, but do include the amounts paid to us by such clinics and medical practices.
Former Collaboration with Intrexon
In December 2013, we entered into a collaboration agreement, the OvaTure Collaboration, with Intrexon, governing the use of Intrexon's synthetic biology technology platform for the accelerated development of our OvaTure platform. The OvaTure Collaboration provided that Intrexon would deliver laboratory and animal data to support the successful filing of an IND for OvaTure.
We participated as an equal member on the Joint Steering Committee, or JSC and Intellectual Property Committee, IPC. The JSC agreed upon the services and the activities to be included in the work plan, and IPC had authority over intellectual property matters. We had the tie-breaking vote if there are any disputes with the JSC.
Technology Access Fee Payable to Intrexon
The technology access fee paid to Intrexon was comprised of (1) the issuance of 273,224 shares, or $2.5 million of common stock and (2) a $2.5 million cash payment.
The shares issued to Intrexon are subject to "piggy-back" registration rights that entitle Intrexon, unless waived, to have the shares included in any new registration statement filed in connection with an underwritten public offering, subject to underwriter cutback.
Research and Development Funding and Potential Commercial Milestone
The JSC also approved a budget for services to be performed under the work plan. We have reimbursed and will reimburse Intrexon for research and development services performed, as dictated by the approved budget. If applicable, OvaScience will also make a commercial milestone payment three months after the first commercial sale of OvaTure.
Termination Rights
On February 1, 2018, we provided Intrexon with written notice of termination of the OvaTure Collaboration. We believe that we can best continue the development of OvaTure by building out our internal capabilities and expertise under the leadership of Dr. James Lillie, our Chief Scientific Officer, and engaging with contract research organizations that have specific, complementary capabilities to our own.
Royalties
Certain laboratory and animal data necessary to support the successful filing of an IND application would create an obligation to pay Intrexon a mid-single digit royalty on net sales of potential OvaTure fertility treatments. The exact royalty will depend upon the timing of the completion of the milestone.
OvaXon Joint Venture
On December 18, 2013, we also entered into a joint venture with Intrexon to leverage Intrexon's synthetic biology technology platform and our technology relating to EggPC cells to focus on developing significant improvements in human and animal health. We and Intrexon formed OvaXon, LLC, or OvaXon, to conduct the joint venture. Each party contributed $1.5 million of cash to OvaXon, each has a 50% equity interest and all costs and profits will be split accordingly. Each party will also have 50% control over OvaXon and any disputes between us and Intrexon will be resolved through arbitration, if necessary.
Starting in August 2017, Intrexon continued bovine EggPC work for us under the OvaTure Collaboration rather than under the OvaXon joint venture (the " August 2017 Amendment"). We are in discussions with Intrexon regarding the future of the OvaXon joint venture.
OvaXon no longer qualifies as a variable interest entity as given the August 2017 Amendment. Our future losses associated with OvaXon will be limited. We and Intrexon have equal ability to direct the activities of OvaXon through JSC and IPC membership and 50% voting rights and therefore ability to exert significant influence over OvaXon. As we have the ability to exert significant influence over OvaXon, in accordance with ASC 323 Equity Method and Joint Ventures, we will continue to account for OvaXon under the equity method and not consolidate.
We recorded losses from equity method investments related to OvaXon of $1.0 million for the year ending December 31, 2017 and $1.5 million for each of the years ending December 31, 2016 and 2015.

As of December 31, 2017 and 2016, our investment in OvaXon was approximately $0.1 million included within other current assets on our consolidated balance sheets. Each party contributed $1.1 million and $1.8 million for the years ending December 31, 2017 and 2016, respectively. Our maximum exposure to loss with respect to our joint venture is limited to the carrying amount of the investment and any unfunded commitment.